EXHIBIT 3.229

STATE OF CALIFORNIA Secretary of State	This Space For Filing Use Only
Bill Jones
CERTIFICATE OF LIMITED PARTNERSHIP

A $70.00 filing fee must accompany this form.
IMPORTANT - Read instructions before completing this form.

1. NAME OF THE LIMITED PARTNERSHIP (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”) TAHOE ROCKET, L.P.

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE
Pier 3, the Embarcadero	San Francisco CA	94111

3. STREET ADDRESS OF CALIFORNIA OFFICE WHERE RECORDS ARE KEPT	CITY	ZIP CODE
Pier 3, the Embarcadero	San Francisco CA	94111

4.      COMPLETE LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON THE DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON                      19      WITH THE

RECORDER OF                              COUNTY.             FILE OR RECORDATION NUMBER

5.      NAME THE AGENT FOR SERVICE OF PROCESS AND CHECK THE APPROPRIATE PROVISION BELOW:

Terry A. MacRae WHICH IS

☒ AN INDIVIDUAL RESIDING IN CALIFORNIA, PROCEED TO ITEM 6.

☐ A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505, PROCEED TO ITEM 7.

6. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS:

ADDRESS: Pier 3, The Embarcadero

CITY: San Francisco	STATE: CA	ZIP CODE: 94111

7. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (ATTACH ADDITIONAL PAGES, IF NECESSARY)

A. NAME: Hornblower Development Corporation

ADDRESS: Pier 3, The Embarcadero

CITY: San Francisco	STATE: CA	ZIP CODE: 94111

B. NAME:

ADDRESS:

CITY:	STATE:	ZIP CODE:

8. INDICATE THE NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION 1

9.      OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE BY CHECKING THIS BOX. OTHER MATTERS MAY INCLUDE THE PURPOSE OF BUSINESS OF THE LIMITED PARTNERSHIP E.G. GAMBLING ENTERPRISE.

10. TOTAL NUMBER OF PAGES ATTACHED, IF ANY: 0

11.    I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

HORNBLOWER DEVELOPMENT CORPORATION

/s/ illegible	JOHN R. DOMINGOS	03/08/01
SIGNATURE POSITION OR TITLE	PRINT NAME	DATE

SIGNATURE POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 11/98)	FORM LP-1 – FILING FEE: $70.00
Approved by Secretary of State

STATE OF CALIFORNIA Secretary of State	This Space For Filing Use Only
Kevin Shelly

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT - Read instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER 20010730008	2. NAME OF LIMITED PARTNERSHIP Tahoe Rocket, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”)

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE ADDRESS: Pier 3, The Embarcadero
CITY: San Francisco	STATE: CA	ZIP CODE: 94111
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT ADDRESS: Pier 3, The Embarcadero
CITY: San Francisco	STATE: CA	ZIP CODE: 94111
D. THE ADDRESS OF GENERAL PARTNER(S) ADDRESS:
CITY:	STATE:	ZIP CODE:

E. NAME CHANGE OF A GENERAL PARTNER	FROM:	TO:

F. GENERAL PARTNER(S) CESSATION	HORNBLOWER DEVELOPMENT CORPORATION

G. GENERAL PARTNER ADDED NAME: ARAMARK SPORTS AND ENTERTAINMENT SERVICES, INC. ADDRESS: 1101 Market Street
CITY: Philadelphia	STATE: PA	ZIP CODE: 19107
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP NAME: Alexander P. Marino ADDRESS: 1101 Market Street
CITY: Philadelphia	STATE: PA	ZIP CODE: 19107
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS CT Corporation System

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS ADDRESS:
CITY:	STATE: CA	ZIP CODE:

K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4. NUMBER OF PAGES ATTACHED (IF ANY)

5.      I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

ARAMARK Sports and Entertainment Services,

(Sole Member)

/s/ illegible	Secretary	Megan C. Timmins	2/25/2003
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 01/03)	FORM LP-2 – FILING FEE: $30.00 Approved by Secretary of State